EXHIBIT 32.1

     CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE
              SARBANES-OXLEY ACT OF 2002
The undersigned, Garrett Sullivan, the Treasurer
Cognitronics Corporation (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2006 (the "Report"). The undersigned hereby certifies that:

	(1)  the Report fully complies with the requirements of
	Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
	(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED this 14th day of November, 2006


                                                /s/ Garrett Sullivan
                                                Garrett Sullivan
                                              Treasurer (Chief Financial
                                                      Officer)

                                           A signed original of this
                                           written statement required by
                                           Section 906 has been provided
                                           to the Company and will be
                                           retained by the Company and
                                           furnished to the Securities and
                                           Exchange Commission or its
                                           staff upon request.